Vanguard Extended Market ETF

Summary Prospectus

April 29, 2010

Exchange-traded fund shares that are not individually redeemable and are traded on NYSE Arca

Vanguard Extended Market ETF (VXF)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 29, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Vanguard Extended Market Index Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Exchange Fee on Conversion to ETF Shares	Up to $50 through Vanguard
(Broker may impose an additional fee)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.13%

Example

The following example is intended to help you compare the cost of investing in Extended Market ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Extended Market ETF. This example assumes that Extended Market ETF Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor‘s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in approximately 1,200 of the stocks in its target index (covering nearly 85% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, small-and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• Extended Market ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Extended Market ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more or less than NAV when you buy Extended Market ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although Extended Market ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of Extended Market ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Extended Market ETF Shares are delisted from NYSE Arca, or if the activation of marketwide “circuit breakers” halts stock trading generally.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and other comparative indexes. The Spliced Extended Market Index reflects performance of the Dow Jones Wilshire 4500 Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter. The Spliced Dow Jones U.S. Completion Total Stock Market Index reflects performance of the Dow Jones Wilshire 4500 Index through June 30, 2008, and performance of the Dow Jones U.S Completion Total Stock Market Index thereafter. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2009), and the lowest return for a quarter was –26.54% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
			Since
			Inception
			(Dec. 27,
	1 Year	5 Years	2001)
Vanguard Extended Market ETF
Based on NAV
Return Before Taxes	37.63%	2.23%	5.72%
Return After Taxes on Distributions	37.33	1.95	5.43
Return After Taxes on Distributions and Sale of Fund Shares	24.71	1.83	4.88
Based on Market Price
Return Before Taxes	38.10	2.24	5.71
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Spliced Dow Jones U.S. Completion Total Stock Market Index	37.43%	2.41%	5.89%
Spliced Extended Market Index	37.67	2.07	5.67
Standard & Poor's Completion Index	37.67	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 1997.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the net asset value of the shares.

ETF Shares of the Fund cannot be purchased or redeemed directly with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash. For this Fund, the number of ETF Shares in a Creation Unit is 200,000.

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Extended Market ETF—Fund Number 965

CFA® is a trademark owned by CFA Institute. Standard & Poor’s ®, S&P ® , S&P 500 ®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2; 7,337,138
Vanguard Marketing Corporation, Distributor.

SP965 042010